Fair Value Measurements (Schedule Of Debt Securities Measured At Fair Value On A Recurring Basis, Unobservable Input Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Dec. 28, 2013	Dec. 29, 2012
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of year	$ 65	$ 86
Total realized gains (losses) included in earnings	0	0
Total unrealized gains (losses) included in other comprehensive income (loss)	0	0
Purchases	7	3
Issuances	0	0
Settlements	(8)	(4)
Balance at end of period	64	85
Total gains (losses) for the nine-month period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at end of period	$ 0	$ 0